                                                                      EXHIBIT 24

                           COLE NATIONAL GROUP, INC.

                               POWER OF ATTORNEY

         Each of the undersigned officers and/or directors of Cole National Group, Inc., a Delaware corporation (the "Corporation"), hereby constitutes and appoints Jeffrey A. Cole, Lawrence Hyatt, Joseph Gaglioti, Ann Holt and Leslie
D. Dunn, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended February 1, 2003, pursuant to Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 27th day of March, 2003.

/s/ Jeffrey A. Cole                              /s/ Larry Pollock
---------------------------------------          -----------------------------
Jeffrey A. Cole, Director and Principal          Larry Pollock, Director
Executive Officer

/s/ Timothy F. Finley                            /s/ Irwin N. Gold
---------------------------------------          -----------------------------
Timothy F. Finley, Director                      Irwin N. Gold, Director

/s/ Melchert Frans Groot                         /s/ Peter V. Handal
---------------------------------------          -----------------------------
Melchert Frans Groot, Director                   Peter V. Handal, Director

/s/ Charles A. Ratner                            /s/ Walter J. Salmon
---------------------------------------          -----------------------------
Charles A. Ratner, Director                      Walter J. Salmon, Director

/s/ Ronald E. Eilers                             /s/ Ann Holt
---------------------------------------          -----------------------------
Ronald E. Eilers, Director                       Ann Holt, Principal
                                                 Accounting Officer
/s/ Lawrence E. Hyatt
---------------------------------------
Lawrence E. Hyatt, Principal
Financial Officer